Accounts Receivable, Net - Schedule of Accounts Receivable and Allowance for Doubtful Accounts (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)	Dec. 31, 2020 CNY (¥)
Receivables [Abstract]
Accounts receivable (Note)	¥ 1,633,511	$ 230,075	¥ 2,113,454
Allowance for credit losses	(161,022)	(22,679)	(185,755)	$ (26,163)	¥ (177,563)	¥ (128,199)
Total	¥ 1,472,489	$ 207,396	¥ 1,927,699